DELAWARE(sm)
INVESTMENTS
------------


Delaware Blue Chip Fund



(Total Return Artwork)





Total
Return






1999 ANNUAL REPORT

A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------



TABLE OF CONTENTS
-----------------

Letter to Shareholders                    1

Portfolio Management
Review                                    3

Performance Summary                       5

Financial Statements

  Statement of Net Assets                 6

  Financial Highlights                   11

A Commitment To Our Investors

Experienced
[ ] Our seasoned investment professionals average more than 15 years' experience.

[ ] For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments.

Disciplined
[ ] We follow strict investment policies and clear buy/sell guidelines.

[ ] We strive to balance risk and reward in order to provide relatively conservative investment alternatives within any given asset class.

Consistent
[ ] We believe consistent processes are the best way to seek consistent investment performance.

[ ] Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $47 billion in assets as of December 31, 1999.

Comprehensive
[ ] We offer more than 60 mutual funds in these asset classes.

    o Large-cap equity                 o High-yield bonds
    o Mid-cap equity                   o Investment grade bonds
    o Small-cap equity                 o Municipal bonds (24 single-state funds)
    o International equity             o International fixed-income
    o Balanced

[ ] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.


(C)Delaware Distributors, L.P.

Dear Shareholder

December 7, 1999


Recap of Events -- The U.S. stock market has provided considerable capital appreciation since the start of our fiscal year on December 1, 1998. Initially, there were concerns about the effects of economic crises in Asia, Russia, Japan and Latin America. However, three Federal Reserve interest rate cuts sent many investments bouncing back from the financial losses suffered in the summer and fall of 1998.

Since that date, the stock market has recovered in dramatic fashion. The Dow Jones Industrial Average closed above both the 10,000 and 11,000 marks for the first time in the spring of 1999. Low inflation enabled the Federal Reserve to keep interest rates low and the U.S. stock market moved steadily higher.

Strong economic activity and a booming stock market heightened inflationary concerns. The Federal Reserve responded by raising interest rates on June 30th, August 24th and November 16th, effectively taking back all three rate reductions of the previous year. As of this writing, the Federal funds target rate on overnight loans between banks stands at 5.50%, the same level as 14 months ago.

Delaware Blue Chip Fund -- We capitalized on a fortuitous environment and provided a total return of +16.30% (Class A shares at net asset value with distributions reinvested) for the one-year period ended November 30, 1999.
We attribute Delaware Blue Chip Fund's positive performance to strong stock selection in the technology sector. Your Fund's subadviser, Vantage Investment Advisors of New York, anchors its investment process with computer-driven, quantitative stock selection. Vantage's quantitative techniques are an essential part of Delaware Blue Chip Fund's disciplined investment strategy - an approach that strives to emphasize stocks with both growth and value characteristics. By combining growth and value investing into one comprehensive strategy we believe your Fund can seek attractively priced stocks with favorable long-term earnings prospects.

WE ATTRIBUTE DELAWARE
BLUE CHIP FUND'S
POSITIVE PERFORMANCE TO
STRONG STOCK SELECTION
IN THE TECHNOLOGY
SECTOR.

(Total Return Artwork)

Average Annual Total Returns
For Periods Ended November 30, 1999    One Year              Lifetime*
--------------------------------------------------------------------------------
Delaware Blue Chip Fund Class A        +16.30%               +16.02%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index            +20.83%               +31.25%

Lipper Multi-Cap Core Funds Average    +19.12% (365 funds)   +18.07% (253 funds)

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of distributions. Performance information for all other Fund classes can be found on page 5. The S&P 500 Index is an unmanaged composite of large company stocks. The Lipper Multi-Cap Core Funds Average is the average of all multi-cap core funds tracked by Lipper Analytical. You cannot invest directly in an index. Past performance does not guarantee future results.

*February 24, 1997 (commencement of operations).

(Total Return Artwork)


Market Outlook -- Despite strong performance through most of the year, the U.S. stock market suffered in the third quarter of 1999. In October and November, consumer and manufacturing reports suggested our economy might be overheating. Regardless, your Fund's managers believe the current economic environment of low interest rates, steady growth and low inflation provides fertile ground for long-term stock market growth. On the pages that follow, Delaware Blue Chip Fund's portfolio managers share their outlook and concerns for the U.S. economy in the coming year. They also review their investment selection process and discuss some of the individual investments that impacted Fund performance in fiscal 1999.

With many opportunities still ahead, we look forward to working with you to make the most of your investments. Thank you for your continued confidence in Delaware Blue Chip Fund and Delaware Investments.


Sincerely,


/s/ Wayne A. Stork                       /s/ David K. Downes
-----------------------------------      -------------------------------------
Wayne A. Stork                           David K. Downes
Chairman,                                President and Chief Executive Officer,
Delaware Investments                     Delaware Investments

(Total Return Artwork)


Enrique Chang
Senior Vice President/
Chief Investment Officer
Vantage Investment Advisors

Christopher P. Harvey
Vice President
Vantage Investment Advisors

December 7, 1999




Quantitative Investing

Harnessing the Power of Technology


Universe of mid- and large capitalization companies
Computer-driven quantitative fundamental analysis
Ranking of stocks based on both growth and value characteristics
144 stocks selected for the portfolio*


*As of November 30, 1999. The number of stocks selected will fluctuate.

PORTFOLIO MANAGEMENT REVIEW
---------------------------

Delaware Blue Chip Fund delivered a +16.30% return for the year ended November 30, 1999 (Class A shares at net asset value with distributions reinvested). Driving your Fund's strong performance was our stock picking technique which evaluates a large number of mid- and large-cap U.S. stocks every day. We evaluate raw data from each company, including the price/earnings ratio of its stock, earnings estimates from many Wall Street analysts, and a number of other factors. Each stock is then ranked against all other stocks in its industry sector. This computer analysis is designed to lead us to:

o Stocks with a low price/earnings ratio - stocks whose share price is low in relation to earnings per share; and
o Companies whose earnings growth rates are accelerating and/or whose earnings results have risen above previous estimates.

Highlights

As we reported in Delaware Blue Chip Fund's semi-annual report in June 1999, we tend to avoid many "super cap" stocks - very large company stocks with relatively high price/earnings ratios - because they fail to rate highly according to our growth and value investment parameters. One super cap stock that did meet our investment parameters this past year was Microsoft. As many know, Microsoft develops, sells and supports software products. Lately, Microsoft has also been spending considerable energy developing the "MSN" network of Internet services. In a crushing blow to Microsoft's antitrust case, a federal judge ruled on November 5th that the software company does indeed hold a monopoly thanks to its pervasive Windows operating systems. Because appeals are likely to keep the case in court - and delay any sanctions - for several years, we believe we will continue to hold this stock. One of the most popular options the Justice Department is considering is breaking up the world's largest software company into identical spinoffs, dubbed "Baby Bills," and set them to compete against each other. Despite the antitrust case, we were pleased with the performance of Delaware Blue Chip Fund's top holding and believe we own the stock at a reasonable price.

Our technology holdings helped boost your Fund's performance during fiscal 1999. We were pleased with the performance of Apple Computer throughout the period. Apple has been successful in marketing its newest addition to the company's line of computers - the iMac(TM), a personal computer competitive with other lower-priced models. Apple is also taking a cue from Dell Computer and is now selling built-to-order systems online. Over the past five quarters, Apple's average earnings percentage increase has been over 36.0% (Source: Bloomberg). We believe this bodes well for the company's future.

WE BELIEVE THE CURRENT
ECONOMIC ENVIRONMENT
OF LOW INTEREST RATES,
STEADY GROWTH AND LOW
INFLATION PROVIDES
FERTILE GROUND FOR
LONG-TERM STOCK MARKET
GROWTH.

Financial stocks proved to be a disappointing sector for your Fund throughout fiscal 1999. The past year was a challenging one for these companies as they dealt with a changing interest rate environment and increased pricing competition. Of the stocks we hold in this sector, Allstate, which provides property-liability insurance, was a laggard. The largest U.S. publicly traded car and home insurer saw its profit margins squeezed by competitive price cuts, higher costs and storm losses.

In the past, your Fund has strived to approximately match the sector weightings of the Standard & Poor's 500 Index, a capitalization-weighted index of 500 stocks. Not surprisingly, the financial sector was also a poor performer for the S&P 500 for the one-year period ending November 30, 1999.

Going forward we plan to compare our sector weightings to the Russell Top 200 Index, which includes the 200 largest stocks from the Russell 1000 Index. The Russell Top 200 Index more closely represents the Fund's emphasis on the largest U.S. companies. The S&P 500 remains our benchmark for performance comparisons.

Outlook
In our view, the current economic environment of low interest rates, steady growth and low inflation provides fertile ground for long-term stock market growth. The positioning of Delaware Blue Chip Fund's portfolio over the past fiscal year has helped it benefit from U.S. economic growth while escaping the impact of struggling international markets. Many of the companies in the portfolio generate the majority of their revenues from U.S. and/or European markets. At this time we think there is room for continued optimism for the stock market and believe Delaware Blue Chip Fund is well positioned to capitalize on any market strength in the first half of fiscal 2000.

Top Portfolio Holdings
November 30, 1999

Company                             Industry               Percent of Net Assets
--------------------------------------------------------------------------------
 1. Microsoft                Computers & Technology                   3.9%
--------------------------------------------------------------------------------
 2. General Electric         Electronics & Electrical Equipment       3.3%
--------------------------------------------------------------------------------
 3. Cisco Systems            Computers & Technology                   2.2%
--------------------------------------------------------------------------------
 4. Wal-Mart Stores          Retail                                   1.9%
--------------------------------------------------------------------------------
 5. Lucent Technologies      Telecommunications                       1.8%
--------------------------------------------------------------------------------
 6. Intel                    Electronics & Electrical Equipment       1.7%
--------------------------------------------------------------------------------
 7. Exxon Mobil              Energy                                   1.7%
--------------------------------------------------------------------------------
 8. EMC                      Computers & Technology                   1.6%
--------------------------------------------------------------------------------
 9. Citigroup                Banking, Finance & Insurance             1.5%
--------------------------------------------------------------------------------
10. SBC Communications       Telecommunications                       1.4%
--------------------------------------------------------------------------------

(Total Return artwork)

Delaware Blue Chip Fund


FUND BASICS
-----------

Fund Objectives
To achieve long-term capital appreciation. Current income is a secondary objective.

Assets Under Management
$38 million

Number of Holdings
144

Fund Start Date
February 24, 1997

Your Fund Managers
Enrique Chang holds a B.A. from Fairleigh Dickinson University and an M.S. and M.B.A. from New York University. He has 11 years of Wall Street experience.

Christopher P. Harvey holds a B.S. degree from Bucknell University and an M.B.A. from New York University. He has eight years of Wall Street experience.

NASDAQ Symbols
Class A  DEBAX
Class B  DEBBX
Class C  DEBCX

FUND PERFORMANCE
----------------

Delaware Blue Chip Fund
Growth of a $10,000 Investment
February 24, 1997 through November 30, 1999

                                                    Feb-97      May-97      Nov-97      May-98      Nov-98      May-99      Nov-99
S&P 500 Index                                       10,000      10,727      12,081     13,794      14,714      16,462      $17,565
Lipper Multi-Cap Core Funds Average (253 funds)     10,000      10,449      11,805     13,163      13,128      14,785      $15,871
Delaware Blue Chip Fund Class A                      9,421       9,898      11,180     12,470      12,516      13,687      $14,556

Chart assumes $10,000 invested on February 24, 1997. Fund performance includes the effect of a 5.75% front-end sales charge and reinvestment of all distributions. Performance for other Fund classes will vary due to different charges and expenses. The S&P 500 Index is an unmanaged composite of large company stocks. The Lipper Multi-Cap Core Funds Average is the average of all multi-cap core funds tracked by Lipper Analytical. Past performance does not guarantee future results. You cannot invest directly in an index.

Average Annual Returns
Through November 30, 1999                          Lifetime        One Year
-------------------------------------------------------------- -----------------
  Class A (Est. 2/24/97)
    Excluding Sales Charge                           +16.02%        +16.30%
    Including Sales Charge                           +13.56%         +9.61%
--------------------------------------------------------------------------------
  Class B (Est. 2/24/97)
    Excluding Sales Charge                           +15.26%        +15.63%
    Including Sales Charge                           +14.41%        +10.63%
--------------------------------------------------------------------------------
  Class C (Est. 2/24/97)
    Excluding Sales Charge                           +15.26%        +15.63%
    Including Sales Charge                           +15.26%        +14.63%
--------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charges assume that either the investment was not redeemed or contingent sales charges did not apply. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Blue Chip Fund during the period. Performance would have been lower if the expense limitation was not in effect.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Average Annual Returns Through November 30, 1999     Lifetime       One Year
--------------------------------------------------------------------------------
  Institutional Class (Est. 2/24/97)                  16.39%         16.70%

  NASDAQ Symbol Institutional Class: DEBIX

Statement of Net Assets

Delaware Group Equity Funds II  --  DELAWARE BLUE CHIP FUND

November 30, 1999                                       Number of      Market
                                                          Shares       Value
--------------------------------------------------------------------------------
  Common Stock - 93.61%
  Aerospace & Defense - 1.70%
  B.F. Goodrich .........................................  7,655   $  172,716
  General Dynamics ......................................  3,600      185,625
  United Technologies ...................................  5,240      296,060
                                                                   ----------
                                                                      654,401
                                                                   ----------
  Automobiles & Auto Parts - 1.50%
  Ford Motor ............................................  6,735      340,118
  Hertz - Class A .......................................  2,400      101,550
 *Navistar International ................................  3,600      133,875
                                                                   ----------
                                                                      575,543
                                                                   ----------
  Banking, Finance & Insurance - 17.24%
  A.G. Edwards .......................................... 11,000      327,250
  Allstate ..............................................  4,560      119,415
  Ambac Financial Group .................................  3,700      201,650
  American Financial Group ..............................  5,700      153,544
 *American International Group ..........................  3,925      405,256
  Associates First Capital ..............................  1,642       54,597
  Bank of America .......................................  5,345      312,683
  Bank One ..............................................  2,146       75,647
  Chase Manhattan .......................................  5,160      398,610
  Citigroup ............................................. 10,410      560,839
  Comerica ..............................................  3,655      193,715
  Conseco ...............................................  4,000       81,000
  Countrywide Credit Industries .........................  3,600      101,250
  Dime Bancorp ..........................................  7,500      136,875
  Fannie Mae ............................................  3,800      253,175
  Fleet Boston Financial ................................  5,900      223,094
  General Electric ......................................  9,770    1,270,100
  Golden West Financial .................................  2,000      201,875
  J.P. Morgan ...........................................  2,200      289,300
  Loews .................................................  1,300       83,200
  Morgan Stanley Dean Witter ............................  4,300      518,688
  National City .........................................  3,000       74,813
  PMI Group .............................................  2,500      124,844
  Paine Webber Group ....................................  5,295      207,498
  SLM Holding ...........................................  1,837       91,046
  Washington Mutual .....................................  5,772      167,388
                                                                   ----------
                                                                    6,627,352
                                                                   ----------
  Buildings & Materials - 0.24%
  USG ...................................................  1,850       91,806
                                                                   ----------
                                                                       91,806
                                                                   ----------
  Cable, Media & Publishing - 2.42%
 *CBS ...................................................  3,800      197,600
  Donnelley & Sons ......................................  1,900       45,600
  Knight-Ridder .........................................  4,795      261,627
  McGraw-Hill ...........................................  2,850      161,559
  New York Times ........................................  6,600      253,688
 *Pac-West Telecommunication ............................    220        5,713
  R.H. Donnelley ........................................    332        6,184
                                                                   ----------
                                                                      931,971
                                                                   ----------

November 30, 1999                                       Number of      Market
                                                          Shares       Value
--------------------------------------------------------------------------------
  Common Stock (continued)
  Chemicals - 1.83%
  Dow Chemical ..........................................  3,035   $  355,474
  Englehard .............................................  8,700      146,269
  Lubrizol ..............................................  3,100       84,863
 *W.R. Grace & Company ..................................  8,700      118,538
                                                                   ----------
                                                                      705,144
                                                                   ----------
  Computers & Technology - 17.47%
 *American Power Conversion .............................  3,900       92,747
 *Apple Computer ........................................  3,600      352,238
 *BMC Software ..........................................  4,100      298,659
 *Cisco Systems .........................................  9,300      829,153
  Computer Associates International .....................  4,400      286,000
 *Compuware .............................................  6,300      213,216
 *Dell Computer .........................................  7,900      339,947
  Deluxe ................................................  4,780      125,176
 *EMC ...................................................  7,200      601,650
 *Electronic Arts .......................................  2,100      220,238
  International Business Machines .......................  4,900      505,006
 *Lexmark International Group - Class A .................  3,600      298,800
 *Microsoft ............................................. 16,300    1,483,809
 *Oracle ................................................  6,900      467,691
 *Safeguard Scientifics .................................  3,200      355,600
 *Symantec ..............................................  5,300      247,278
                                                                   ----------
                                                                    6,717,208
                                                                   ----------
  Consumer Products - 2.90%
  Avon Products .........................................  2,300       83,806
  Clorox ................................................  4,120      183,598
  Procter & Gamble ......................................  3,830      413,640
  Tyco International .................................... 10,800      432,675
                                                                   ----------
                                                                    1,113,719
                                                                   ----------
  Electronics & Electrical Equipment - 3.78%
  Honeywell .............................................  1,785      199,808
  Intel .................................................  8,500      651,313
  otorola ...............................................  2,300      262,775
  Texas Instruments .....................................  3,550      341,022
                                                                   ----------
                                                                    1,454,918
                                                                   ----------
  Energy - 6.13%
  Atlantic Richfield ....................................  1,900      183,113
  Conoco - Class B ......................................  3,800       99,513
  Enron .................................................  7,000      266,438
  Exxon Mobil ...........................................  8,200      650,363
  Kerr-McGee ............................................  4,600      263,350
  Murphy Oil ............................................  3,800      214,700
  Royal Dutch Petroleum .................................  7,445      431,810
  Texaco ................................................  4,070      248,016
                                                                   ----------
                                                                    2,357,303
                                                                   ----------

Delaware Blue Chip Fund                                 Number of      Market
                                                          Shares       Value
--------------------------------------------------------------------------------
  Common Stock (continued)
  Food, Beverage & Tobacco - 4.02%
  Anheuser Busch .......................................     900   $   67,331
  CKE Restaurants ......................................   2,090       13,454
  Coca Cola ............................................   4,720      317,715
  Flowers Industries ...................................   4,300       70,413
  General Mills ........................................   5,400      203,513
  Heinz (H.J.) .........................................   5,065      212,097
 *Keebler Foods ........................................   7,300      201,206
  Philip Morris ........................................   5,400      142,088
  Quaker Oats ..........................................   4,900      319,725
                                                                   ----------
                                                                    1,547,542
                                                                   ----------
  Healthcare & Pharmaceuticals - 9.42%
  Allergan .............................................   2,000      196,750
 *Amgen ................................................   9,720      442,564
  Bausch & Lomb ........................................   2,400      131,550
  Bristol-Myers Squibb .................................   6,500      474,906
  Eli Lilly ............................................   2,400      172,200
  Johnson & Johnson ....................................   4,100      425,375
 *Lincare Holdings .....................................   1,670       47,282
  McKesson .............................................   1,921       44,903
  Medtronic ............................................   5,524      214,746
  Merck & Company ......................................   6,700      525,950
 *Oxford Health Plans ..................................   6,300       92,334
  Pfizer ...............................................  11,400      412,538
  Pharmacia & Upjohn ...................................   1,800       98,438
 *Rexall Sundown .......................................   3,700       37,809
  Schering-Plough ......................................   4,620      236,198
 *Steris ...............................................   2,500       32,500
  Warner-Lambert .......................................     400       35,875
                                                                   ----------
                                                                    3,621,918
                                                                   ----------
  Industrial Machinery - 0.64%
 *Applied Materials ....................................   1,600      155,950
  Ingersoll-Rand .......................................   1,887       91,402
                                                                   ----------
                                                                      247,352
                                                                   ----------
  Leisure, Lodging & Entertainment - 1.97%
  Carnival Cruise Lines ................................   5,400      238,275
  Eastman Kodak ........................................   2,100      129,938
 *Mandalay Resorts Group ...............................  10,800      251,775
 *Outback Steakhouse ...................................   5,750      135,844
                                                                   ----------
                                                                      755,832
                                                                   ----------
  Paper & Forest Products - 1.69%
  Georgia-Pacific ......................................   4,600      183,138
  International Paper ..................................   3,300      172,219
  Temple-Inland ........................................     300       17,175
  Weyerhaeuser .........................................   4,500      275,625
                                                                   ----------
                                                                      648,157
                                                                   ----------

Delaware Blue Chip Fund                                 Number of      Market
                                                          Shares       Value
--------------------------------------------------------------------------------
  Common Stock (continued)
  Retail - 5.53%
 *CDW Computer Centers .................................   1,600   $  112,450
  Gap ..................................................   4,893      198,167
  Home Depot ...........................................   4,500      355,781
 *Kroger ...............................................   1,900       40,494
  Lowe's ...............................................   2,000       99,625
  Ross Stores ..........................................   4,660       89,559
 *Safeway ..............................................   6,500      239,688
 *Staples ..............................................   5,625      131,836
  TJX ..................................................   4,370      114,439
  Wal-Mart Stores ......................................  12,900      743,363
                                                                   ----------
                                                                    2,125,402
                                                                   ----------
  Telecommunications - 12.26%
  AT&T .................................................   9,100      508,463
  Alltel ...............................................   2,700      233,550
  Bell Atlantic ........................................   4,270      270,344
  BellSouth ............................................   7,430      343,173
  CenturyTel ...........................................   3,750      172,500
  GTE ..................................................   4,135      301,855
 *General Instrument ...................................   3,800      248,900
  Lucent Technologies ..................................   9,200      672,175
 *MCI Worldcom .........................................   5,400      446,513
  Nortel Networks ......................................   4,500      333,000
  SBC Communications ...................................  10,393      539,791
 *Tellabs ..............................................   6,250      405,469
  U.S.West .............................................   3,820      237,079
                                                                   ----------
                                                                    4,712,812
                                                                   ----------
  Textiles, Apparel & Furniture - 0.56%
  Miller (Herman) ......................................   1,250       28,555
 *Tommy Hilfiger .......................................   7,630      187,889
                                                                   ----------
                                                                      216,444
                                                                   ----------
  Transportation & Shipping - 0.89%
 *Alaska Air Group .....................................   4,900      186,200
  Delta Air Lines ......................................   3,200      157,600
                                                                   ----------
                                                                      343,800
                                                                   ----------
  Utilities - 1.42%
  Ameren ...............................................   4,000      138,500
  Energy East ..........................................   5,610      131,835
  General Public Utilities .............................   2,570       82,240
  Texas Utilities ......................................   2,280       81,653
  Unicom ...............................................   3,500      111,781
                                                                   ----------
                                                                      546,009
                                                                   ----------
  Total Common Stock (cost $30,677,139) ................           35,994,633
                                                                   ==========

Delaware Blue Chip Fund                                 Principal      Market
                                                          Amount       Value
--------------------------------------------------------------------------------

   Repurchase Agreements - 5.24%
   With Chase Manhattan 5.64% 12/1/99
    (dated 11/30/99, collateralized by $289,000
    U.S. Treasury Notes 5.50% due 2/28/03,
    market value $288,475 and $484,000
    U.S. Treasury Notes 7.875% due 11/15/04,
    market value $519,571) .............................. $788,000   $  788,000
  With J.P. Morgan Securities 5.63% 12/1/99
   (dated 11/30/99, collateralized by $332,000
   U.S. Treasury Notes 5.50% due 3/31/03,
   market value $329,277 and $290,000
   U.S. Treasury Notes 6.25% due 2/15/03,
   market value $296,790) ...............................  613,000      613,000
  With PaineWebber 5.63% 12/1/99
   (dated 11/30/99, collateralized by $624,000
   U.S. Treasury Notes 5.50% due 1/31/03,
   market value $625,522) ...............................  613,000      613,000
                                                                    -----------
  Total Repurchase Agreements
   (cost $2,014,000) ....................................             2,014,000
                                                                    ===========
  Total Market Value of Securities - 98.85%
   (cost $32,691,139) ...................................           $38,008,633

  Receivables and Other Assets
   Net of Liabilities - 1.15% ...........................               440,719
                                                                    -----------
  Net Assets Applicable to 3,042,461 Shares
   ($1 par value) Outstanding - 100.00% .................           $38,449,352
                                                                    ===========
  Net Asset Value - Delaware Blue Chip Fund
   A Class ($14,257,288 / 1,119,640 Shares) .............                $12.73
                                                                         ------
  Net Asset Value - Delaware Blue Chip Fund
   B Class ($21,114,813 / 1,678,779 Shares) .............                $12.58
                                                                         ------
  Net Asset Value - Delaware Blue Chip Fund
   C Class ($2,578,060 / 204,942 Shares) ................                $12.58
                                                                         ------
  Net Asset Value - Delaware Blue Chip Fund
   Instititutional Class
    ($499,191 / 39,100 Shares) ..........................                $12.77
                                                                         ------
---------------
* Non-income producing security for the year ended November 30, 1999.

--------------------------------------------------------------------------------
Components of Net Assets at November 30, 1999:
Common stock, $1 par value, 200,000,000 shares
  authorized to the Fund with 100,000,000 shares
  allocated to Delaware Blue Chip Fund A Class,
  25,000,000 shares allocated to Delaware Blue
  Chip Fund B Class, 25,000,000 shares allocated
  to Delaware Blue Chip Fund C Class, 50,000,000
  shares allocated to Delaware Blue Chip Fund
  Institutional Class ........................................      $33,433,331
Accumulated net realized loss on investments .................         (301,473)
Net unrealized appreciation of investments ...................        5,317,494
                                                                   ------------
Total net assets .............................................      $38,449,352
                                                                   ============
Net Asset Value and Ofering Price Per Share--
  Delaware Blue Chip Fund
Net asset value A Class (A) ..................................           $12.73
Sales charge (5.75% of offering price, or 6.13%
  of amount invested per share) (B) ..........................             0.78
                                                                         ------
Offering price ...............................................           $13.51
                                                                         ======
----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $50,000 or more.


                                                          See accompanying notes

Statement of Operations

Delaware Group Equity Funds II
Year ended November 30, 1999



                                                         Delaware Blue Chip Fund
--------------------------------------------------------------------------------
                                                          Year Ended 11/30/99
Investment Income:
Dividends ................................................ $ 295,308
Interest .................................................    68,112    $363,420
                                                           ---------

Expenses:
Management fees ..........................................   166,399
Distribution expense .....................................   156,534
Dividend disbursing and transfer agent fees and expenses .   155,850
Registration fees ........................................    74,300
Reports and statements to shareholders ...................    26,900
Accounting and administration ............................    10,092
Professional fees ........................................     8,250
Taxes (other than taxes on income) .......................     2,190
Custodian fees ...........................................     1,660
Trustees' fees ...........................................     1,039
Other ....................................................     3,972
                                                           ---------
                                                             607,186
Less expenses absorbed or waived .........................  (117,272)
Less expenses paid indirectly ............................      (616)
                                                           ---------
Total expenses ...........................................              489,298
                                                                     ----------
Net Investment Loss ......................................             (125,878)
                                                                     ----------

Net Realized And Unrealized Gain (Loss)
  on Investments:
Net realized loss on investments .........................              (68,264)
Net change in unrealized appreciation/depreciation
  of investments .........................................            3,515,686
                                                                     ----------

Net Realized and Unrealized Gain on Investments ..........            3,447,422
                                                                     ----------

Net Increase in Net Assets Resulting from Operations .....           $3,321,544
                                                                     ==========

                                                          See accompanying notes

Statements of Changes in Net Assets

Delaware Group Equity Funds II




                                                         Delaware Blue Chip Fund
--------------------------------------------------------------------------------
                                                             Year Ended
                                                       11/30/99        11/30/98

Increase (Decrease) in Net Assets from Operations:
Net investment income (loss) .........................  $ (125,878)   $  26,097
Net realized loss on investments .....................     (68,264)    (233,209)
Net change in unrealized appreciation/depreciation
  of investments .....................................   3,515,686    1,236,839
                                                        -----------------------
Net increase in net assets resulting from operations .   3,321,544    1,029,727
                                                        -----------------------
Distributions to Shareholders from:
Net investment income:
  A Class ............................................     (17,788)     (10,143)
  B Class ............................................          --           --
  C Class ............................................          --           --
  Institutional Class ................................      (5,697)     (12,045)

Net realized gain on investments:
  A Class ............................................          --       (2,536)
  B Class ............................................          --       (1,558)
  C Class ............................................          --         (247)
  Institutional Class ................................          --       (1,853)
                                                        -----------------------
                                                           (23,485)     (28,382)
                                                        -----------------------
Capital Share Transactions:
Proceeds from shares sold:
  A Class ............................................   8,682,916    5,622,460
  B Class ............................................  16,976,477    4,115,893
  C Class ............................................   1,663,367    1,065,889
  Institutional Class ................................     693,527    2,011,725

Net asset value of shares issued upon reinvestment
  of distributions from net investment income and
  net realized gain on investments:
  A Class ............................................      16,844       11,735
  B Class ............................................          --        1,509
  C Class ............................................          --          247
  Institutional Class ................................       5,697       13,898
                                                        -----------------------
                                                        28,038,828   12,843,356
                                                        -----------------------
Cost of shares repurchased:
  A Class ............................................  (3,435,862)    (901,455)
  B Class ............................................  (2,685,785)    (439,060)
  C Class ............................................    (541,156)    (124,351)
  Institutional Class ................................  (1,339,002)  (3,054,298)
                                                        -----------------------
                                                        (8,001,805)  (4,519,164)
                                                        ----------   ----------
Increase in net assets derived from capital share
  transactions .......................................  20,037,023    8,324,192
                                                        -----------------------
Net Increase in Net Assets ...........................  23,335,082    9,325,537
Net Assets:
Beginning of year ....................................  15,114,270    5,788,733
                                                        -----------------------
End of year .......................................... $38,449,352  $15,114,270
                                                       ========================

                                                          See accompanying notes

Financial Highlights



Selected data for each share of the Fund outstanding
throughout each period were as follows:                  Delaware Blue Chip Fund A Class          Delaware Blue Chip Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     2/24/97(1)                           2/24/97(1)
                                                                  Year Ended             to             Year Ended            to
                                                             11/30/99     11/30/98    11/30/97     11/30/99    11/30/98    11/30/97
Net asset value, beginning of period .......................  $10.970     $ 9.850       $8.500     $10.880      $ 9.800      $8.500

Income (loss) from investment operations:
  Net investment income (loss)(2) ..........................   (0.015)      0.048        0.041      (0.099)      (0.025)     (0.009)
  Net realized and unrealized gain on investments ..........    1.800       1.122        1.309       1.799        1.115       1.309
                                                              ---------------------------------------------------------------------
  Total from investment operations .........................    1.785       1.170        1.350       1.700        1.090       1.300
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income .....................   (0.025)     (0.040)          --          --           --          --
  Distributions from net realized gain on investments ......       --      (0.010)          --          --       (0.010)         --
                                                              ---------------------------------------------------------------------
  Total dividends and distributions ........................   (0.025)     (0.050)          --          --       (0.010)         --
                                                              ---------------------------------------------------------------------

Net asset value, end of period .............................  $12.730     $10.970       $9.850     $12.580      $10.880      $9.800
                                                              =====================================================================

Total return(3) ............................................   16.30%      11.94%       15.88%      15.63%       11.14%      15.29%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................  $14,257      $7,480       $2,272     $21,115       $5,375      $1,444
  Ratio of expenses to average net assets ..................    1.54%       1.50%        1.50%       2.24%        2.20%       2.20%
  Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly .........    2.00%       2.03%        2.95%       2.70%        2.73%       3.65%
  Ratio of net investment income (loss) to average
   net assets ..............................................   (0.12%)      0.45%        0.69%      (0.82%)      (0.25%)     (0.01%)
  Ratio of net investment income (loss) to average
   net assets prior to expense limitation and
   expenses paid indirectly ................................   (0.58%)     (0.08%)      (0.76%)     (1.28%)      (0.78%)     (1.46%)
  Portfolio turnover .......................................      11%         27%          25%         11%          27%         25%


-------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                                                          See accompanying notes

Financial Highlights



Selected data for each share of the Fund outstanding                                                     Delaware Blue Chip Fund
throughout each period were as follows:                  Delaware Blue Chip Fund C Class                    Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     2/24/97(1)                           2/24/97(1)
                                                                  Year Ended             to             Year Ended            to
                                                             11/30/99     11/30/98    11/30/97     11/30/99    11/30/98    11/30/97
Net asset value, beginning of period ......................   $10.880     $ 9.800       $8.500     $10.990      $ 9.870      $8.500

Income (loss) from investment operations:
  Net investment income (loss)(2) .........................    (0.098)     (0.025)      (0.011)      0.022        0.079       0.062
  Net realized and unrealized gain on investments .........     1.798       1.115        1.311       1.818        1.116       1.308
                                                              ---------------------------------------------------------------------
  Total from investment operations ........................     1.700       1.090        1.300       1.840        1.195       1.370
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ....................        --          --           --      (0.060)      (0.065)         --
  Distributions from net realized gain on investments .....        --      (0.010)          --          --       (0.010)         --
                                                              ---------------------------------------------------------------------
  Total dividends and distributions .......................        --      (0.010)          --      (0.060)      (0.075)         --
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................   $12.580     $10.880       $9.800     $12.770      $10.990      $9.870
                                                              =====================================================================

Total return(3) ...........................................    15.63%      11.14%       15.29%      16.70%       12.31%      16.12%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................    $2,578      $1,217         $239        $499       $1,042      $1,834
  Ratio of expenses to average net assets .................     2.24%       2.20%        2.20%       1.24%        1.20%       1.20%
  Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly ........     2.70%       2.73%        3.65%       1.70%        1.73%       2.65%
  Ratio of net investment income (loss) to average
   net assets .............................................    (0.82%)     (0.25%)      (0.01%)      0.18%        0.75%       0.99%
  Ratio of net investment income (loss) to average
   net assets prior to expense limitation and
   expenses paid indirectly ...............................    (1.28%)     (0.78%)      (1.46%)     (0.28%)       0.22%      (0.46%)
Portfolio turnover ........................................       11%         27%          25%         11%          27%         25%


------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                                                          See accompanying notes

Notes to Financial Statements

November 30, 1999
Delaware Group Equity Funds II                           Delaware Blue Chip Fund
--------------------------------------------------------------------------------
Delaware Group Equity Funds II (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Delaware Business Trust and offers five series: the Delaware Decatur Equity Income Fund (formerly known as the Decatur Income Fund), the Delaware Growth and Income Fund (formerly known as the Decatur Total Return Fund), the Delaware Blue Chip Fund, the Delaware Social Awareness Fund and the Delaware Diversified Value Fund. These financial statements and related notes pertain to the Delaware Blue Chip Fund (the "Fund"). The Fund offers four classes of shares. The Delaware Blue Chip Fund A Class carries a front-end sales charge of 5.75%. The Delaware Blue Chip Fund B Class carries a back-end sales charge. The Delaware Blue Chip Fund C Class carries a level load deferred sales charge and the Delaware Blue Chip Fund Institutional Class has no sales charge.

The investment objective of the Fund is to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was $589 for the year ended November 30, 1999. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $27 for the year ended November 30, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly".

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates
Effective April 1, 1999 and in accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1,500 million and 0.50% on the average daily net assets in excess of $2,500 million. Prior to April 1, 1999, the Fund paid DMC an annual fee which was calculated at the rate of 0.65% on the first $500 million of average daily net assets, 0.625% on the next $500 million and 0.60% on the average daily net assets in excess of $1 billion. At November 30, 1999, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $27,743.

DMC has entered into a sub-advisory agreement with Vantage Investment Advisors, Inc., an affiliate of DMC, with respect to the management of the Fund. For the services provided to DMC, DMC pays the sub-adviser an annual fee which is calculated at the rate of 0.15% of average daily net assets averaging one year old or less, 0.20% of average daily net assets averaging two years or less but greater than one year old and 0.35% of average daily net assets averaging over two years old. The Fund does not pay any fees to the sub-adviser.

DMC has elected to waive the portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses exceed 1.25% of average daily net assets of the Fund through July 31, 2000. Prior to February 1, 1999, the expense limitation was 1.20% of the Fund's average daily net assets.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At November 30, 1999, the Fund had a liability for such fees and other expenses payable to DSC of $12,417.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. The Institutional Class pays no distribution expenses. At November 30, 1999, the Fund had a liability for distribution fees and other expenses payable to DDLP of $15,819.

For the year ended November 30, 1999, DDLP earned $19,977 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the year ended November 30, 1999, the Fund made purchases of $20,913,893 and sales of $2,613,049 of investment securities other than U.S. government securities and temporary cash investments.

At November 30, 1999, net unrealized appreciation for federal income tax purposes aggregated $5,317,494 of which $7,007,399 related to unrealized appreciation of securities and $1,689,905 related to unrealized depreciation of securities. At November 30, 1999, the aggregate cost of securities for federal income tax purposes was $32,691,139.

For federal income tax purposes, the Fund has capital loss carryforwards of $233,209 and $68,264 expiring in 2006 and 2007, respectively, which may be carried forward and applied against future gains.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                           Year Ended
                                                    11/30/99      11/30/98
Shares sold:
  A Class .......................................    717,877       536,572
  B Class .......................................  1,407,012       388,656
  C Class .......................................    137,849        99,187
  Institutional Class ...........................     56,172       190,303

Shares issued upon reinvestment of
  distributions from net investment income
  and net realized gain on investments:
  A Class .......................................      1,483         1,205
  B Class .......................................         --           155
  C Class .......................................         --            25
  Institutional Class ...........................        501         1,428
                                                   ---------     ---------
                                                   2,320,894     1,217,531
                                                   ---------     ---------

Shares repurchased:
  A Class .......................................   (281,851)      (86,361)
  B Class .......................................   (222,327)      (42,074)
  C Class .......................................    (44,784)      (11,741)
  Institutional Class ...........................   (112,310)     (282,822)
                                                   ---------     ---------
                                                    (661,272)     (422,998)
                                                   ---------     ---------
Net increase ....................................  1,659,622       794,533
                                                   =========     =========
14

--------------------------------------------------------------------------------
5. Lines of Credit
The Fund has a committed line of credit for $1,100,000. No amount was outstanding at November 30, 1999 or at any time during the fiscal year.

6. Tax Information (unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2000. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended November 30, 1999, the Fund designates as long-term capital gains and ordinary income as follows:

    (A)                 (B)
 Long-Term           Ordinary             (C)
Capital Gains         Income             Total              (D)
Distributions      Distributions     Distributions       Qualifying
(Tax Basis)         (Tax Basis)       (Tax Basis)       Dividends(1)
-------------      -------------     -------------      -------------
    --                  100%              100%                --

(A) and (B) are based on a percentage of the Fund's total distributions.
(D) is based on a percentage of ordinary income of the Fund.

-----------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of Independent Auditors



--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Equity Funds II - Delaware Blue Chip Fund

We have audited the accompanying statement of net assets of Delaware Blue Chip Fund (the "Fund") as of November 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Blue Chip Fund at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                         /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
January 7, 2000

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

[GRAPHIC OMITTED:  BUILDING BLOCKS OF A DIVERSIFIED PORTFOLIO "HOUSE"]

Building Blocks of a Diversified Portfolio

GROWTH OF CAPITAL
Aggressive Growth Equity Funds
Growth Equity Funds
o  Select Growth Fund
o  Trend Fund
o  DelCap Fund
o  Small Cap Value Fund
o  U.S. Growth Fund
o  Growth Stock Fund
o  Tax-Efficient Equity Fund
o  Social Awareness Fund

TOTAL RETURN
Moderate Growth Equity Funds
o  Blue Chip Fund
o  Devon Fund
o  Growth and Income Fund
o  Decatur Equity Income Fund
o  REIT Fund
o  Balanced Fund

INTERNATIONAL AND GLOBAL
International and Global Funds
o  Emerging Markets Fund
o  New Pacific Fund
o  Overseas Equity Fund
o  International Equity Fund
o  Global Equity Fund
o  Global Bond Fund

CURRENT INCOME
Taxable Bond Funds
o  Delchester Fund
o  High-Yield Opportunities Fund
o  Strategic Income Fund
o  Corporate Bond Fund
o  Extended Duration Bond Fund
o  American Government Bond Fund
o  U.S. Government Securities Fund
o  Limited-Term Government Fund

TAX-EXEMPT INCOME
Tax-Exempt Bond Funds
o  National High-Yield Municipal Bond Fund
o  Tax-Free USA Fund
o  Tax-Free Insured Fund
o  Tax-Free USA Intermediate Fund
o  State Tax-Free Funds*

STABILITY OF PRINCIPAL
Stability of Principal
o  Cash Reserve
o  Tax-Free Money Fund

ASSET ALLOCATION
Asset Allocation Funds
(varying levels of income and growth potential)
o  Foundation Funds
         Growth Portfolio
         Balanced Portfolio
         Income Portfolio



*Available for the following states: Arizona, California, Colorado, Florida,
 Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania and Wisconsin. Insured and Intermediate Funds are available in selected states.

DELAWARE
INVESTMENTS
-------------------
Philadelphia * London

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This annual report is for the information of Delaware Blue Chip Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Blue Chip Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES                                   Charles E. Peck                             Investment Manager
                                                    Retired                                     Delaware Management Company
Wayne A. Stork                                      Fredericksburg, VA                          Philadelphia, Pennsylvania
Chairman
Delaware Investments Family of Funds                Jan L. Yeomans                              International Affiliate
Philadelphia, PA                                    Vice President and Treasurer                Delaware International Advisers Ltd.
                                                    3M Corporation                              London, England
Walter P. Babich                                    St. Paul, Minnesota
Board Chairman, Citadel Constructors, Inc.                                                      Subadviser
King of Prussia, PA                                                                             Vantage Investment Advisors, Inc.
                                                    AFFILIATED OFFICERS                         New York, NY
David K. Downes
President and Chief Executive Officer               Richard J. Flannery                         National Distributor
Delaware Investments Family of Funds                Executive Vice President                    Delaware Distributiors, L.P.
Philadelphia, PA                                    and General Counsel                         Philadelphia, PA
                                                    Delaware Investments Family of Funds
John H. Durham                                      Philadelphia, PA
Private Investor                                                                                Shareholder Servicing, Dividend
Horsham, PA                                         Bruce D. Barton                             Disbursing and Transfer Agent
                                                    President and Chief Executive Officer       Delaware Service Company, Inc.
Anthony D. Knerr                                    Delaware Distributors, L.P.                 Philadelphia, PA
Consultant, Anthony Knerr & Associates              Philadelphia, PA
New York, NY                                                                                    1818 Market Street
                                                                                                Philadelphia, PA 19103-3682
Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

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Printed in the USA

(2525)
AR-143 [11/99] PPL 1/00